                                                              December 31, 2012

    Supplement to the Prospectuses, as in effect and as may be amended, for

      Fund                                             Date of Prospectus
      ----                                             ------------------
      Pioneer Disciplined Growth Fund................. December 31, 2012
      Pioneer Disciplined Value Fund.................. December 31, 2012
      Pioneer Global Equity Fund...................... December 31, 2012
      Pioneer High Income Municipal Fund.............. December 31, 2012
      Pioneer Short Term Income Fund.................. December 31, 2012

The following supplements the "Shareholder services and policies" section of the prospectus under the heading "Excessive trading."

As part of the fund's efforts to restrict excessive short-term trading, the fund has adopted a policy whereby investors generally are prevented (or "blocked") from purchasing shares of the fund for 30 days (90 days for certain funds) after redeeming $5,000 or more. This policy was temporarily suspended from December 20, 2012 through January 14, 2013. The fund will continue to review transaction activity during this period in an effort to detect excessive short-term trading that may be harmful to the fund.

                                                                  26257-00-1212
                                       (C) 2012 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC